TERMINATION ENDORSEMENT

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                       of

                   CONVERIUM REINSURANCE (NORTH AMERICA) INC.
                          (the "Subscribing Reinsurer")

                               with respect to the

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY
                         PENN-PATRIOT INSURANCE COMPANY
                              Hatboro, Pennsylvania
        and any additional company established or acquired by the Company
                                 (the "Company")


IT IS HEREBY AGREED that this Agreement, under which the Subscribing Reinsurer has a 21.00% share in the interests and liabilities of the "Reinsurer" on the First. Second, and Third Property Catastrophe Excess of Loss Reinsurance Layers, shall be terminated at 12:01 a.m., Eastern Standard Time, October 1, 2004. The Subscribing Reinsurer shall have no liability for losses occurring at or after that time and date.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Termination Endorsement as of the date specified below:

Signed this ____12th_________day of ______October_________________, 2004.

PENN-AMERICA INSURANCE COMPANY
PENN-STAR INSURANCE COMPANY
PENN-PATRIOT INSURANCE COMPANY

By____________________________


Signed this ____28th_________day of ______September_______________, 2004.

CONVERIUM INSURANCE (NORTH AMERICA) INC.



By _____________________________________

                                                                          Willis